As filed with the Securities and Exchange Commission on October 12, 2001.

                                                Registration No. 333-___________
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         DREXLER TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                                     77-0176309
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                     Identification No.)

       1077 Independence Avenue
       Mountain View, California                             94043-1601
(Address of Principal Executive Offices)                     (Zip Code)

                         DREXLER TECHNOLOGY CORPORATION
                                STOCK OPTION PLAN
                            (Full title of the plan)

              JEROME DREXLER                                   Copy to:
        Chairman of the Board and                      BARRY LEE KATZMAN, ESQ.
         Chief Executive Officer                      JERALD E. ROSENBLUM, ESQ.
      Drexler Technology Corporation                    Pillsbury Winthrop LLP
         1077 Independence Avenue                        2550 Hanover Street
   Mountain View, California 94043-1601                  Palo Alto, CA 94304
              (650) 969-7277                                (650) 233-4500
   (Name, address and telephone number,
including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

               Title of                         Amount             Proposed Maximum            Proposed              Amount of
             Securities To                      To Be               Offering Price         Maximum Aggregate        Registration
             Be Registered                  Registered(1)            per Share(2)          Offering Price(2)            Fee
---------------------------------------- --------------------- ------------------------- ---------------------- --------------------
Common Stock, $0.01 par value               300,000 shares             $17.45                 $5,235,000               $1,309
---------------------------------------- --------------------- ------------------------- ---------------------- --------------------

(1)      Calculated pursuant to General Instruction E to Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1), based upon the average of the high and low sales prices of the Company's Common Stock on the Nasdaq National Market on October 8, 2001.

                                -----------------

         The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

       INFORMATION REQUIRED PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

                        GENERAL INSTRUCTION E INFORMATION
                        ---------------------------------

         This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which Registration Statements of the Registrant on Form S-8 relating to the same employee benefit plan are effective.

         The Registrant's Registration Statements on Form S-8 filed with the Securities and Exchange Commission on April 23, 1991 (File No. 33-40039), September 29, 1993 (File No. 33-69662), January 17, 1995 (File No. 33-88592),
March 11, 1997 (File No. 333-23091), November 4, 1997 (File No. 333-39493),
October 21, 1999 (File No. 333-89473) and January 19, 2001 (File No. 333-54018)
are hereby incorporated by reference.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant (File No. 0-06377) with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001;

         (b) The Registrant's Quarterly Report on Form 10-Q for quarter ended June 30, 2001; and

         (c) The description of Registrant's common stock contained in the Registrant's General Form for Registration of Securities on Form 10 filed on June 27, 1972 for such common stock filed under
              Section 12 of the Exchange Act.

         In addition, all documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

       Exhibit
       Number            Exhibit
       ------            -------

        5.1      Opinion of Pillsbury Winthrop LLP.

       23.1      Consent of Arthur Andersen LLP, Independent Public Accountants.

       23.2      Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

       24.1      Power of Attorney (included on page 3).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on October 10, 2001.

                               DREXLER TECHNOLOGY CORPORATION

                               By:    /s/ Jerome Drexler
                                  ----------------------------------------------
                                          Jerome Drexler
                               Chairman of the Board and Chief Executive Officer
                                        (Principal Executive Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerome Drexler and Steven G. Larson, and each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

-------------------------------------------------------------------------------------------------------------
                   SIGNATURE                                     TITLE                         DATE
                   ---------                                     -----                         ----
-------------------------------------------------------------------------------------------------------------
                                                    Chairman of the Board and Chief      October 10, 2001
               /s/ Jerome Drexler                          Executive Officer
-------------------------------------------------
                   Jerome Drexler                    (Principal Executive Officer)


                                                       Vice President of Finance         October 10, 2001
              /s/ Steven G. Larson                           and Treasurer
-------------------------------------------------
                  Steven G. Larson                     (Principal Financial and
                                                          Accounting Officer)


              /s/ Arthur H. Hausman                            Director                  October 12, 2001
-------------------------------------------------
                  Arthur H. Hausman


              /s/ William E. Mckenna                           Director                  October 11, 2001
-------------------------------------------------
               William E. McKenna


                                                               Director
-------------------------------------------------
                   Dan Maydan


                                                               Director
-------------------------------------------------
                Walter F. Walker


-------------------------------------------------------------------------------------------------------------
                                        3


-------------------------------------------------------------------------------------------------------------
                   SIGNATURE                                     TITLE                         DATE
                   ---------                                     -----                         ----
-------------------------------------------------------------------------------------------------------------

             /s/ Richard M. Haddock                            Director                  October 10, 2001
-------------------------------------------------
                 Richard M. Haddock


            /s/ Christopher J. Dyball                          Director                  October 11, 2001
-------------------------------------------------
                Christopher J. Dyball


-------------------------------------------------------------------------------------------------------------

                                  EXHIBIT INDEX


      Exhibit
      Number             Exhibit
      ------             -------

       5.1      Opinion Pillsbury Winthrop LLP.

      23.1      Consent of Arthur Andersen  LLP, Independent Public Accountants.

      23.2      Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

      24.1      Power of Attorney (included on page 3).


                                       5